                                                                                                           EXHIBIT 4

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------------------------------------------
                                  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS,
                                                INCLUDING INDENTURES

       The following instruments of Navistar  International  Corporation and its principal subsidiary  International
Truck and Engine Corporation,  and its principal  subsidiary Navistar Financial  Corporation  defining the rights of security holders are incorporated herein by reference.

          4.1  Indenture,  dated as of May 30, 1997, by and between Navistar Financial Corporation and The Fuji Bank and Trust Company, as Trustee,  for 9% Senior Subordinated Notes due 2002 for $100,000,000.  Filed on
               Registration No. 333-30167.

          4.2  Indenture,  dated as of  February 4, 1998,  by and between  Navistar  International  Corporation  and
               Harris Trust and Savings Bank, as Trustee,  for 7% Senior Notes due 2003 for  $100,000,000.  Filed on
               Registration No. 333-47063.

          4.3  Indenture,  dated as of  February 4, 1998,  by and between  Navistar  International  Corporation  and
               Harris  Trust  and  Savings  Bank,  as  Trustee,  for 8%  Senior  Subordinated  Notes  due  2008  for
               $250,000,000.  Filed on Registration No. 333-47063.

          4.4  $200,000,000  Mexican  Peso  Revolving  Credit  Agreement  dated as of October 20, 1998 as amended by
               Amendment No. 4 dated  as of October 31, 2001, among  Arrendadora  Financiera  Navistar S.A. de C.V.,
               Servicios  Financieros  Navistar S.A. de C.V. and Navistar  Comercial  S.A. de C.V. and Comerica Bank
               Mexico,  S.A.  The  Registrant  agrees  to  furnish  to the  Commission  upon  request a copy of such agreement which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

          4.5  $100,000,000 Revolving Credit Agreement dated as of July 9, 1999 as amended by Amendment No.  7 dated as of April 25, 2001,  among  Arrendadora  Financiera  Navistar S.A. de C.V.,  Servicios  Financieros
               Navistar  S.A. de C.V. and Navistar  Comercial  S.A. de C.V.  and Banco  Nacional de Mexico,  S.A. de
               C.V. The Registrant  agrees to furnish to the Commission  upon request a copy of such agreement which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

          4.6  $200,000,000  Mexican  Peso  Revolving  Credit  Agreement  dated as of August 10, 1999 by and between
               Servicios  Financieros  Navistar S.A. de C.V. and Bancomer,  S.A. The Registrant agrees to furnish to the  Commission  upon  request a copy of such  agreement  which it has  elected not to file under the provisions of Regulation 601(b)(4)(iii).

          4.7  $95,000,000  Forward  contract  dated as of April  20,  2000 by and  between  Navistar  International
               Corporation  and Royal Bank of Canada.  The  Registrant  agrees to  furnish  to the  Commission  upon request a copy of such agreement  which it has elected not to file under the provisions of Regulation
               601(b)(4)(iii).

                                                        E-2

                                                                                              EXHIBIT 4  (CONTINUED)

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------------------------------------------
                                  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS,
                                                INCLUDING INDENTURES

          4.8  $50,000,000  Mexican Peso Credit  Agreement dated as of November 22, 2000, by and between  Servicios
               Financieros  Navistar,  S.A.  de C.V.,  Arrendadora  Financiera  Navistar,  S.A.  de C.V.,  Navistar
               Comercial,  S.A. de C.V. and Banco  Nacional de Obras y Servicios  Publicos,  S.N.C.  The Registrant
               agrees to furnish to the Commission  upon request a copy of such agreement  which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

          4.9  Credit  Agreement for  $820,000,000  Revolving  Credit and Competitive  Advance Facility dated as of
               December 8, 2000, between Navistar Financial Corporation,  Arrendadora Financiera Navistar,  S.A. de
               C.V.,  Servicios  Financieros  Navistar,  S.A. de C.V.  and  Navistar  Comercial,  S.A. de C.V.,  as
               borrowers,  lenders party hereto, The Chase Manhattan Bank as Administrative  Agent, Bank of America
               as  Syndication  Agent and Bank of Nova Scotia as  Documentation  Agent.  Filed as Exhibit  10.05 to
               Navistar Financial Corporation's Form 10-Q dated March 15, 2001.  Commission File No. 1-4146-1.

         4.10  Guarantee,  dated as of December 8, 2000, made by Navistar  International  Corporation,  in favor of
               The Chase Manhattan Bank, as Administrative  Agent, for the lenders parties to the Credit Agreement, dated as of December 8, 2000,  among  Navistar  Financial  Corporation  and  Arrendadora  Financiera
               Navistar,  S.A. de C.V., Servicios Financieros Navistar,  S.A. de C.V. and Navistar Comercial,  S.A.
               de C.V., the Lenders,  Bank of America,  N.A., as  syndication  agent,  The Bank of Nova Scotia,  as documentation  agent, and the  Administrative  Agent.  Filed as Exhibit 10.07 to Navistar  Financial
               Corporation's Form 10-Q dated March 15, 2001.  Commission File No. 1-4146-1.

         4.11  Indenture,   dated  as  of  May  31,  2001,  by  and  between  Navistar  International   Corporation,
               International  Truck and Engine  Corporation  and BNY Midwest Trust Company,  as Trustee,  for 9 3/8%
               Senior Notes due 2006 for $400,000,000.  Filed on Registration No. 333-64626.

         4.12  First  Supplement  to  Indenture,  dated as of May 31, 2001,  by and between  Navistar  International
               Corporation,  International  Truck and Engine Corporation and BNY Midwest Trust Company,  as Trustee,
               for 7% Senior Notes due 2003 for $100,000,000.  Filed on Registration No. 333-64626.

         4.13  First  Supplement  to  Indenture,  dated as of May 31, 2001,  by and between  Navistar  International
               Corporation,  International  Truck and Engine Corporation and BNY Midwest Trust Company,  as Trustee,
               for 8% Senior Subordinated Notes due 2008 for $250,000,000.  Filed on Registration No. 333-64626.

                                                        E-3

                                                                                              EXHIBIT 4  (CONTINUED)

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------------------------------------------
                                  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS,
                                                INCLUDING INDENTURES

         4.14  Note Purchase  Agreement,  dated as of June 15, 2001, as amended by Amendment  dated August 16, 2001, between  International  Truck and Engine Corporation and the State of Wisconsin  Investment Board for
               9.95% Senior  Notes due 2011 for  $19,000,000.  The  Registrant  agrees to furnish to the  Commission upon  request a copy of such  agreement,  which it has  elected not to file under the  provisions  of
               Regulation 601(b)(4)(iii).

         4.15  $250,000,000  Mexican  Peso  Credit  Agreement  dated as of July 25,  2001 by and  between  Servicios
               Financieros  Navistar  S.A.  de  C.V.,  Arrendadora  Financiera  Navistar,  S.A.  de  C.V.,  Navistar
               Comercial,  S.A. de C.V. and Banco  Nacional de Obras y Servicios  Publicos,  S.N.C.  The  Registrant
               agrees to furnish to the Commission  upon request a copy of such  agreement  which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

         4.16  $117,000,000  Mexican  Peso  Credit  Agreement  dated as of August 1, 2001 by and  between  Servicios
               Financieros  Navistar  S.A.  de  C.V.,  Arrendadora  Financiera  Navistar,  S.A.  de  C.V.,  Navistar
               Comerical,  S.A. de C.V. and Ixe Banco,  S.A. The Registrant agrees to furnish to the Commission upon request a copy of such agreement  which it has elected not to file under the provisions of Regulation
               601(b)(4)(iii).

         4.17  $50,000,000  Mexican  Peso Credit  Agreement  dated as of October  12, 2001 by and between  Servicios
               Financieros  Navistar  S.A. de C.V. and Banca Mifel,  S.A.  The  Registrant  agrees to furnish to the
               Commission  upon  request  a copy of such  agreement  which  it has  elected  not to file  under  the provisions of Regulation 601(b)(4)(iii).

         4.18  $30,000,000  Mexican Peso Credit  Agreement  dated as of October 12, 2001 by and between  Arrendadora
               Financiera  Navistar,  S.A. de C.V. and Banca Mifel,  S.A.  The  Registrant  agrees to furnish to the
               Commission  upon  request  a copy of such  agreement  which  it has  elected  not to file  under  the provisions of Regulation 601(b)(4)(iii).

The following documents of Navistar International Corporation are filed herewith.

                                                                                                Form 10-K Page
                                                                                                --------------
        *4.19  First  Supplement  to  Indenture,  dated as of August 22, 2001,  by and between       E-11
               Navistar International Corporation,  International Truck and Engine Corporation
               and BNY Midwest  Trust  Company,  as Trustee,  for 9 3/8% Senior Notes due 2006
               for $400,000,000.

                                                        E-4

                                                                                              EXHIBIT 4  (CONTINUED)

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------------------------------------------
                                  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS,
                                                INCLUDING INDENTURES

The following documents of Navistar International Corporation are filed herewith.
                                                                                                Form 10-K Page
                                                                                                --------------

        *4.20  Second  Supplement  to  Indenture,  dated as of August 22, 2001, by and between       E-15
               Navistar International Corporation,  International Truck and Engine Corporation
               and BNY Midwest Trust Company,  as Trustee,  for 8% Senior  Subordinated  Notes
               due 2008 for $250,000,000.

=====
     Instruments  defining  the  rights  of  holders  of  other  unregistered  long-term  debt of  Navistar  and its subsidiaries  have been  omitted  from this  exhibit  index  because  the amount of debt  authorized  under any such instrument  does not  exceed  10% of the total  assets of the  Registrant  and its  consolidated  subsidiaries.  The
Registrant agrees to furnish a copy of any such instrument to the Commission upon request.

                                                        E-5